FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into effective as of August 25, 2015, among SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company ("Southwest"), SKINNY'S, LLC, a Texas limited liability company ("Skinny's" and, together with Southwest, collectively the "Borrowers" and each a "Borrower"), ALON BRANDS, INC., a Delaware corporation (the "Parent"), GTS LICENSING COMPANY, INC., a Texas corporation ("GTS"), each lender from time to time party hereto (collectively the "Lenders" and each a "Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, LC Issuer, Syndication Agent and sole Lead Arranger.
RECITALS:

A.    The Borrowers, the Parent, GTS, the Lenders (including Wells Fargo Bank, National Association, Bank Leumi USA, SunTrust Bank and Fifth Third Bank) and Wells Fargo Bank, National Association, as the Administrative Agent, Swingline Lender, LC Issuer, Syndication Agent and Sole Lead Arranger, are parties to that certain Second Amended and Restated Credit Agreement dated as of March 14, 2014 (as amended, restated, amended and restated or otherwise modified from time to time, the "Credit Agreement"), pursuant to which, among other things, the Lenders advanced Initial Term Loans to the Borrowers in the aggregate principal amount of $110,000,000 and the Lenders agreed to provide (i) Revolving Credit Loan Commitments to the Borrowers in the aggregate principal amount of $10,000,000, and (ii)  an uncommitted Incremental Term Loan Commitment to the Borrowers in the maximum aggregate principal amount of $30,000,000.
B.    The Borrowers have informed the Agent and the Lenders that (i) Southwest has acquired 13 convenience stores, a maintenance facility and related personal property located in New Mexico pursuant to the Roberts Acquisition (as such term is defined in the Credit Agreement as amended hereby), which acquisitions have recently occurred prior to the date of this Amendment, and (ii) Southwest will acquire Store 43 (as such term is hereinafter defined) as a part of the Roberts Acquisition as soon as feasible after certain title issues are resolved. In order to finance the Roberts Acquisition, the Borrowers have requested that one or more of the Lenders advance Incremental Term Loans to the Borrowers in the aggregate principal amount of $11,000,000. Furthermore, in connection with the consummation of the Roberts Acquisition, the Borrowers have requested that the aggregate undrawn amount of the Incremental Term Loan Commitment be increased, concurrently with the advance of the Incremental Term Loans to be used to finance such acquisition, by an amount equal to the aggregate principal amount of the Incremental Term Loans then so advanced, with the effect that, after giving effect to such advance, the aggregate undrawn amount of the Incremental Term Loan Commitment shall be $30,000,000.
C.    In view of the foregoing, the Borrowers, the Parent, GTS, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as provided in, and subject to the terms and conditions set forth, this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows effective as of the effective date of this Amendment.

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ARTICLE I
DEFINITIONS
Section 1.01.    Defined Terms. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement.
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.01.    Addition of Certain Definitions. The following defined terms and their definitions are hereby added to Section 1.01 of the Credit Agreement, which defined terms shall appear in alphabetical order in such Section 1.01:
"First Amendment" means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of August 25, 2015, among the Borrowers, the Parent, GTS, the Lenders and the Administrative Agent.
"First Amendment Date" means August 25, 2015, the effective date of the First Amendment.
"Roberts Acquisition" means the acquisition by Southwest of 14 convenience stores, a maintenance facility and related personal property located in New Mexico from Roberts Oil Company, Inc. pursuant to the Roberts Acquisition Agreement.
"Roberts Acquisition Agreement" means that certain Purchase and Sale Agreement dated effective as of May 15, 2015, among Roberts Oil Company, Inc., as seller, Southwest, as buyer, and Republic Title of Texas, Inc., and any and all deeds, bills of sale and other agreements, documents or instruments executed and/or delivered in connection therewith.
Section 2.02.    Amendment to Definition of "Fee Letter". The definition of the term "Fee Letter" contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
"Fee Letter" means (a) the letter agreement dated as of January 24, 2014, among the Borrowers and Wells Fargo, as the same may be amended, restated, modified or otherwise supplemented from time to time, and (b) the letter agreement dated as of August 25, 2015, among the Borrowers and Wells Fargo, as the same may be amended, restated, modified or otherwise supplemented from time to time.
Section 2.03.    Amendment to Section 2.14 of the Credit Agreement. Section 2.14 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
Section 2.14 Incremental Term Loans.
(a)    At any time after the Closing Date and on or before March 14, 2018, the Borrowers may, by written notice to the Administrative Agent, elect to request the establishment of one or more incremental term loan commitments (any such incremental term loan commitment, an "Incremental Term Loan Commitment") to make an incremental term loan (any such incremental term loan, an "Incremental Term Loan"); provided that

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(i) subject to Section 2.14(d), the total aggregate amount of all Incremental Term Loan Commitments shall not exceed $30,000,000, and (ii) the total aggregate amount of all Incremental Term Loan Commitments made effective at any one time shall not be less than the minimum principal amount of $5,000,000. Each such notice shall specify the date (each, an "Incremental Term Loan Effective Date") on which the Borrowers propose that any Incremental Term Loan Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent. The Borrowers may invite any Lender, any Affiliate of any Lender, any Approved Fund and/or any other Person reasonably satisfactory to the Administrative Agent to provide an Incremental Term Loan Commitment (any such Person, an "Incremental Term Loan Lender"). Any Incremental Term Loan Lender offered or approached to provide all or a portion of any Incremental Term Loan Commitment may elect or decline, in its Sole Discretion, to provide such Incremental Term Loan Commitment. Any Incremental Term Loan Commitment shall become effective as of the Incremental Term Loan Effective Date applicable thereto; provided that:
(A)    no Default or Event of Default shall exist on such Incremental Term Loan Effective Date before or after giving effect to (1) any Incremental Term Loan Commitment, (2) the making of any Incremental Term Loan pursuant thereto and (3) the consummation of any transaction to be funded in whole or in part thereby or in connection therewith;
(B)    the Administrative Agent and the Lenders shall have received from the Borrowers a Compliance Certificate demonstrating that the Borrowers will be in compliance on a pro forma basis with each of the financial covenants set forth in Article XIV both before and after giving effect to (1) any Incremental Term Loan Commitment, (2) the making of any Incremental Term Loan pursuant thereto and (3) the consummation of any transaction to be funded in whole or in part thereby or in connection therewith;
(C)    the proceeds of any Incremental Term Loans shall be used for the purposes specified in Section 7.09(d);
(D)    each Incremental Term Loan Commitment (and the Incremental Term Loans made thereunder) shall constitute Obligations of the Borrowers and shall be secured and guaranteed with the other Credit Extensions on a pari passu basis;
(E)    (1)    each Incremental Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, the Incremental Lenders making such Incremental Term Loans and the Borrowers, but will not in any event have a shorter average life to maturity than the remaining average life to maturity of the Initial Term Loans or a maturity date earlier than the Maturity Date and, unless otherwise agreed by the Administrative Agent, the maturity date of each Incremental Term Loan shall be the Maturity Date;
(2)    the Applicable Margin and pricing grid, if applicable, for such Incremental Term Loan shall be determined by the Administrative Agent, the applicable Incremental Term Loan Lenders and the Borrowers on the applicable Incremental Term Loan Effective Date; provided that if the Applicable Margin in

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respect of any Incremental Term Loan exceeds the Applicable Margin for the Initial Term Loans by more than 0.50%, then the Applicable Margin for the Initial Term Loans shall be increased so that the Applicable Margin in respect of the Initial Term Loans is equal to the Applicable Margin for the Incremental Term Loan minus 0.50%; provided further in determining the Applicable Margin(s) applicable to each Incremental Term Loan and the Applicable Margin(s) for the Initial Term Loans, (x) original issue discount ("OID") or upfront fees (which shall be deemed to constitute like amounts of OID) payable by the Borrowers to the Lenders under such Incremental Term Loan or the Initial Term Loans in the initial primary syndication thereof shall be included (with OID being equated to interest based on assumed four-year life to maturity) and (y) customary arrangement or commitment fees payable to the Lead Arranger (or its affiliates) in connection with the Initial Term Loans or to one or more arrangers (or their affiliates) of any Incremental Term Loan shall be excluded (it being understood that the effects of any and all interest rate floors shall be included in determining Applicable Margin(s) under this provision); and
(3)    except as provided above, all other terms and conditions applicable to such Incremental Term Loan shall, except to the extent otherwise provided in this Section 2.14, be identical to the terms and conditions applicable to the Initial Term Loans;
(F)    any Incremental Term Loan Lender making any Incremental Term Loan shall be entitled to the same voting rights as the existing Term Loan Lenders under the Term Loan facility and each Incremental Term Loan shall receive proceeds of prepayments on the same basis as the Initial Term Loans (such prepayments to be shared pro rata on the basis of the original aggregate funded amount thereof among the Initial Term Loans and the Incremental Term Loans);
(G)    the Incremental Term Loan Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by the Borrowers, the Administrative Agent and the applicable Incremental Term Loan Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.14); and
(H)    the Borrowers shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party and Alon USA authorizing such Incremental Term Loan) reasonably requested by the Administrative Agent in connection with any such transaction.
(b)    (i)    The Incremental Term Loans shall be deemed to be Term Loans; provided that all Incremental Term Loans made pursuant to the same Incremental Term Loan Commitment shall be designated as a separate tranche of Term Loans for all purposes of this Agreement.

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(ii)    The Incremental Term Loan Lenders shall be included in any determination of the Required Lenders and the Incremental Term Loan Lenders will not constitute a separate voting class for any purposes under this Agreement.
(c)    On any Incremental Term Loan Effective Date on which any Incremental Term Loan Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Term Loan Lender with an Incremental Term Loan Commitment shall make an Incremental Term Loan to the Borrowers in an amount equal to its Incremental Term Loan Commitment and shall become a Lender hereunder with respect to such Incremental Term Loan Commitment and the Incremental Term Loan made pursuant thereto.
(d)    (i)     Notwithstanding anything to the contrary contained Section 2.14(a), the parties hereto agree that the Lenders which are parties to the Credit Agreement on the First Amendment Date shall make an Incremental Term Loan to the Borrowers on the First Amendment Date in the aggregate principal amount of $11,000,000, the proceeds of which shall be, at the option of the Administrative Agent, either funded to the Borrowers or funded by the Administrative Agent directly, on behalf of the Borrowers, to the seller under the Roberts Acquisition Agreement. Each such Lender shall advance its Pro Rata Share of such Incremental Term Loan based upon its Term Loan Commitment as in effect on the First Amendment Date. Such Incremental Term Loan shall bear interest at the same interest rate as the Term Loans, which interest accrued thereon shall be payable on the same dates as accrued interest is payable on the Term Loans. On September 30, 2015, and on each Payment Date thereafter, the Borrowers shall pay to the Administrative Agent for the account of the applicable Lenders, as a principal reduction of such Incremental Term Loan, an amount equal to $183,333.33. Notwithstanding the principal amortization payments provided for herein, any outstanding principal amount of such Incremental Term Loan on the Maturity Date shall be fully due and payable on said date. No principal balance reduction of such Incremental Term Loan may be reborrowed.
(ii)    Notwithstanding anything to the contrary contained in Section 2.14(a), the $11,000,000 principal amount of the Incremental Term Loan made pursuant to this Section 2.14(d) shall not reduce the $30,000,000 total aggregate amount of all Incremental Term Loan Commitments as referred to in clause (i) of Section 2.14(a).
(iii)    Notwithstanding anything to the contrary contained in this Section 2.14(d), the obligation of the Lenders to make the Incremental Term Loan referred to in clause (i) of this Section 2.14(d) is conditioned upon the satisfaction of each of the conditions precedent set forth in Section 3.01 of the First Amendment.
(iv)    On the First Amendment Date and concurrently with the making of the Incremental Term Loan referred to in clause (i) of this Section 2.14(d), the Borrowers shall pay to the Administrative Agent, for the pro rata benefit of the Lenders making such Incremental Term Loan, the fees relating to such Incremental Term Loan which are specified in the Fee Letter dated as of August 25, 2015.
Section 2.04.    Amendment to Clauses Third and Fourth of Section 10.03 of the Credit Agreement. Clauses "Third" and "Fourth" of Section 10.03 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

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Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, LC Borrowings and other Obligations, ratably among the Lenders and the LC Issuer in proportion to the respective amounts described in this clause Third payable to them; provided, however, that the Agent may, with the consent of the Lenders (which consent shall not be unreasonably withheld), apply amounts referred to in this clause Third which are to be applied to interest to interest on the Loans other than the Incremental Term Loans and to interest on the Incremental Term Loans in such order as the Administrative Agent may determine in its discretion (subject to the consent of the Lenders as provided above);
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and the LC Borrowings, and payment obligations then owing under any Derivative Contracts with any Hedge Bank, and any Secured Cash Management Agreement, ratably among the Lenders, the LC Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; provided, however, that the Administrative Agent may, with the consent of the Lenders (which consent shall not be unreasonably withheld), apply amounts referred to in this clause Fourth which are to be applied to principal of the Loans, to principal of the Loans other than the Incremental Term Loans and to principal of the Incremental Term Loans in such order as the Administrative Agent may determine in its discretion (subject to the consent of the Lenders as provided above);
Section 2.05.    Amendment to Schedule 2.01 of the Credit Agreement. Schedule 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on First Amendment Schedule 2.01 attached hereto and incorporated herein by reference.
ARTICLE III
CONDITIONS PRECEDENT; REPRESENTATIONS AND WARRANTIES
Section 3.01.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any of such conditions precedent is waived in writing by the Administrative Agent and the Required Lenders), which satisfaction shall be confirmed by the Administrative Agent to the Borrower in a reasonably prompt fashion if and when such satisfaction occurs:
(a)    The Administrative Agent shall have received all of the following, each in form and substance and otherwise reasonably satisfactory to the Administrative Agent:
(i)    Amendment. This Amendment duly executed by all parties hereto;
(ii)    Fees. The fees payable by the Borrowers pursuant to the Fee Letter dated as of August 25, 2015;
(iii)    Resolutions. Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party and Alon USA as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Person is a party to be executed and/or delivered pursuant to or in connection with this Amendment.

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(iv)    Existence, etc. Such documents and certifications as the Administrative Agent may reasonably require to evidence that each of the Loan Parties and Alon USA is duly organized or formed, that the Borrowers and each other Loan Party or Alon USA executing this Amendment or any of the other Loan Documents to be executed and/or delivered pursuant to or in connection with this Amendment is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;
(v)    Opinions of Counsel. A favorable opinion or opinions of counsel to the Loan Parties and Alon USA, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and Alon USA and this Amendment or the other Loan Documents to be executed and/or delivered pursuant to or in connection with this Amendment as the Administrative Agent may reasonably request;
(vi)    Licenses, etc. A certificate of a Responsible Officer of each Loan Party and Alon USA either (A) attaching copies of all consents, licenses and approvals required in connection with the consummation of the Roberts Acquisition and the operation of the Properties and businesses acquired pursuant thereto, which consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(vii)    Conditions to Credit Extensions. A certificate signed by a Responsible Officer of each Borrower certifying that the conditions specified in Section 4.02 of the Credit Agreement have been satisfied;
(viii)    Real Estate Collateral Requirements. Except as otherwise provided in Section 5.10 of this Amendment, evidence that all Real Estate Collateral Requirements have been met with respect to the Fee Properties acquired by Southwest in connection with the Roberts Acquisition, and such endorsements to the title insurance policies previously issued in connection with the existing Mortgages or other assurances as the Administrative Agent may require in order to ensure that the Liens granted pursuant to such existing Mortgages secure the Incremental Term Loans and, unless the Administrative Agent otherwise agrees, that such Liens as they secure the Incremental Term Loans are of the same priority as the Liens that secure the Initial Term Loans and the Revolving Credit Loans; and
(ix)    Fees and Expenses. If and to the extent required by the Administrative Agent, the Borrowers shall have paid, or shall concurrently with the effectiveness of this Amendment pay, all costs and expenses of the Administrative Agent incurred in connection with this Amendment and the other Loan Documents to be executed and/or delivered in connection herewith and the transactions contemplated hereby (including, without limitation, legal fees and out-of-pocket costs and expenses of legal counsel and title insurance premiums and related expenses), all as required by Section 15.04 of the Credit Agreement.
(b)    All representations and warranties of any Loan Party contained in the Credit Agreement or any other Loan Document shall be true and correct in all material respects as of the date hereof as if made again on and as of the date hereof, except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, which shall be true and correct in all respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, except for any representation or

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warranty that is qualified by materiality or reference to Material Adverse Effect, which shall be true and correct in all respects as of such earlier date.
(c)    No Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).
Section 3.02.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that each of the conditions precedent set forth in Section 3.01 of this Amendment has been satisfied as of the date of this Amendment. Without limiting the generality of the foregoing, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders that, both before and after giving effect to this Amendment and the Incremental Term Loan effectuated pursuant to this Amendment, (a) all representations and warranties of any Loan Party contained in the Credit Agreement or any other Loan Document are true and correct in all material respects, except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment and the Incremental Term Loan effectuated pursuant to this Amendment).
Section 3.03.    Post Closing Covenants.
(a)    Within ten (10) Business Days of the effectiveness of this Amendment, the Borrowers agree that they shall deliver to the Administrative Agent, in form and substance and reasonably satisfactory to the Administrative Agent, evidence that all Insurance Requirements have been met with respect to the Properties and businesses acquired pursuant to the Roberts Acquisition and that all insurance required to be maintained in connection therewith has been obtained and is in effect; and
(b)    In a reasonably prompt fashion after their execution of this Amendment, the Borrowers agree to use best efforts to deliver to the Administrative Agent, in form and substance and reasonably satisfactory to the Administrative Agent, a subordination, non-disturbance and attornment agreement relating to that certain Option and Lease Agreement dated October 20, 2000 between Roberts Oil Company, Inc. and Verizon Wireless (VA) LLC d/b/a Verizon Wireless.
ARTICLE IV
CONSENT OF LOAN PARTIES AND RATIFICATION OF GUARANTIES AND LIENS
Section 4.01.    Consents and Ratifications of Guarantors. Each of the Guarantors hereby consents and agrees to this Amendment and to the Incremental Term Loans advanced or to be advanced pursuant to the Credit Agreement as amended hereby and hereby confirms and agrees that the Guaranty executed by it (a) is, and shall continue to be, legal, valid, binding and enforceable in accordance with its terms and in full force and effect and is hereby ratified and confirmed in all respects and (b) does, and shall continue to, guarantee the payment and performance of all of the Obligations, as such Obligations are increased and/or otherwise amended by the Incremental Term Loans effectuated pursuant to the Credit Agreement as amended by this Amendment.
Section 4.02.    Ratifications of Security Documents. Each of the Loan Parties hereby consents and agrees to this Amendment and hereby confirms and agrees that each of the Security Agreement and the

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Mortgages executed by it (a) is, and shall continue to be, legal, valid, binding and enforceable in accordance with its terms and in full force and effect and is hereby ratified and confirmed in all respects, and (b) creates and grants, and shall continue to create and grant, valid and enforceable Liens on the Properties subject thereto which secure the payment and performance of all of the Obligations, as such Obligations are increased and/or otherwise amended by the Incremental Term Loans effectuated pursuant to the Credit Agreement as amended by this Amendment.
ARTICLE V
MISCELLANEOUS
Section 5.01.    Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of each of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of the Loan Parties, the Administrative Agent and the Lenders agrees that the Credit Agreement and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
Section 5.02.    Reference to Credit Agreement, etc. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.
Section 5.03.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.04.    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5‑1401 OF THE GENERAL OBLIGATIONS LAW); PROVIDED THAT THE ADMINISTRATIVE AGENT, THE LC ISSUER AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
Section 5.05.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and permitted assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Required Lenders.
Section 5.06.    Counterparts; Execution. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement. Any signature to this Amendment which is delivered via telecopy or electronically shall be deemed effective as an original signature.
Section 5.07.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.08.    Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights that the Administrative Agent or any Lender may have under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan

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Document (except as may be expressly set forth herein), all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. It is expressly understood and agreed by the parties hereto that this Amendment is in no way intended to constitute a novation of any of the indebtedness, liabilities or obligations of any of the Loan Parties under the Credit Agreement as in effect prior to this Amendment. Nothing herein shall be considered to create a course of dealing or to otherwise obligate the Administrative Agent or any Lender to execute any similar amendment under the same or similar circumstances in the future. Nothing herein shall affect the grant, creation or perfection of any Lien granted pursuant to any Mortgage or the Security Agreement, it being acknowledged and agreed that all such Liens granted, created and/or perfected prior to the effective date of this Amendment shall continue in full force and effect as fully perfected.
Section 5.09.    Waiver; Release. TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES AND ALON USA REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND THE LENDERS THAT, AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND, IN ACCORDANCE THEREWITH, EACH OF THE LOAN PARTIES AND ALON USA HEREBY:
(a)    WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)     RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
Section 5.10.    Convenience Store No. 43. Notwithstanding anything to the contrary contained herein, (a) the Borrowers have informed the Administrative Agent and the Lenders that a title issue has arisen with respect to convenience store no. 43 which Southwest intends to purchase pursuant to the Roberts Acquisition ("Store 43") and, accordingly, Southwest agrees that it will not pay to Roberts Oil Company the $850,000 allocated purchase price for Store 43, and that Southwest will not purchase Store 43 from Roberts Oil Company, unless and until such title issue is resolved to the reasonable satisfaction of Southwest and the Administrative Agent, and (b) accordingly, the parties hereto hereby agree that (i) unless and until such title issue is so resolved and Store 43 is purchased by Southwest, Southwest shall maintain $850,000 of the proceeds of the Incremental Term Loans in an escrow account with an escrow agent reasonably acceptable to the Administrative Agent, all pursuant to terms and provisions reasonably satisfactory to the Administrative Agent, and (ii) the Borrowers shall satisfy all Real Estate Collateral Requirements with respect to Store 43 on or before the date of its purchase of Store 43 from Roberts Oil Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE BORROWERS:

SOUTHWEST CONVENIENCE STORES, LLC

By:    /s/ Shai Even
Name:    Shai Even
Title:    Vice President

SKINNY'S, LLC

By:    /s/ Shai Even
Name:    Shai Even
Title:    Vice President

CERTAIN GUARANTORS:

ALON BRANDS, INC.

By:    /s/ Shai Even
Name:    Shai Even
Title:    Vice President
GTS LICENSING COMPANY, INC.

By:    /s/ Shai Even
Name:    Shai Even
Title:    Vice President

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THE ADMINISTRATIVE AGENT AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, LC Issuer, Swingline Lender, Syndication Agent and Lead Arranger

By:    /s/ Stephen Leon
Name:    Stephen Leon
Title:    Managing Director

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BANK LEUMI USA

By:    /s/ Dr. Avram Keusch
Name:    Dr. Avram Keusch-827
Title:    First Vice President

By:    /s/ Gal Defes
Name:    Gal Defes-252
Title:    Vice President

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SUNTRUST BANK

By:    /s/ Lisa Garling
Name:    Lisa Garling
Title:    Director

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FIFTH THIRD BANK

By:    /s/ Courtney Ponigar
Name:    Courtney Ponigar
Title:    Vice President

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Alon USA hereby executes this Amendment for the purpose of agreeing to the terms and provisions of Section 4.01 and Section 5.09 of this Amendment.

ALON USA ENERGY, INC.
By:    /s/ Shai Even
Name:    Shai Even
Title:    Senior Vice President and Chief Financial Officer

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